Other Income / (Expense), Net (Tables)	3 Months Ended
Mar. 31, 2022
Other Income And Expenses [Abstract]
Schedule of Summary of Other Income / (Expense), Net

A summary of Other income / (expense), net is as follows:

	For the three months ended March 31,
	2022	2021
Gain on foreign exchange	$1,667	$196
(Loss) / gain on contingent consideration	(6,821)	5,445
Fair value gain on derivative instruments (1)	—	7,080
Fair value gain on warrant liabilities (2)	7,282	24,794
Interest expense, net, on related party balances	—	(121)
Other	1,350	(4,869)
Other income, net	$3,478	$32,525

(1)
The Company historically entered into derivative financial instruments to manage its interest rate risk related to its former variable-rate credit facilities. The related interest rate swaps and interest rate caps were cancelled as of December 31, 2021.
(2)
This fair value gain relates to the remeasurement of the warrant liabilities from the closing date of the prior year Transaction to the balance sheet date (See Note 2).